SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 30, 2007

Date of Report

(Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant's telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On November 30, 2007, Total System Services, Inc. (“Registrant”) issued a press release in which it updates its earnings guidance for the year ending December 31, 2007 and provides financial projections for Registrant with respect to the year ending December 31, 2008. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits
	Exhibit No.	Description
	99.1	Registrant's press release dated November 30, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. ("Registrant")

Dated: November 30, 2007	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

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